                                                                    Exhibit 10.8


                                   SCHEDULE A
                        UNITED NATIONAL BANK & TRUST CO.
                          SALARY CONTINUATION AGREEMENT

                                  LEO E. DOYLE

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                                                                                              EARLY
                                                                                           TERMINATION    DISABILITY
                                                                                             ANNUAL         ANNUAL      CHANGE-IN-
                                                                                             BENEFIT       BENEFIT     CONTROL EARLY
                                                                                           PAYABLE AT    PAYABLE AT      BENEFIT
                          EXECUTIVE'S       ACCRUAL        TERMINATION       VESTED          NORMAL        NORMAL        PAYABLE
 PLAN    PLAN YEAR       AGE AT PLAN      BALANCE @         VESTING         ACCRUAL        RETIREMENT    RETIREMENT        IN A
 YEAR      ENDING          YEAR END        7.5% (1)        SCHEDULE         BALANCE          AGE (2)        AGE (2)      LUMP SUM
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   1      April 2002          50             $24,692          0%               $0              $0             $7,873        $668,473
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   2      April 2003          51             $51,301          0%               $0              $0            $15,178        $668,473
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   3      April 2004          52             $79,976          0%               $0              $0            $21,957        $668,473
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   4      April 2005          53            $110,877          0%               $0              $0            $28,248        $668,473
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   5      April 2006          54            $144,177          0%               $0              $0            $34,086        $668,473
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   6      April 2007          55            $180,062     100%(3)         $180,062         $39,503            $39,503        $668,473
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   7      April 2008          56            $218,733        100%         $218,733         $44,530            $44,530        $668,473
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   8      April 2009          57            $260,406        100%         $260,406         $49,195            $49,195        $668,473
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   9      April 2010          58            $305,314        100%         $305,314         $53,523            $53,523        $668,473
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  10      April 2011          59            $353,708        100%         $353,708         $57,540            $57,540        $668,473
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  11      April 2012          60            $405,860        100%         $405,860         $61,268            $61,268        $668,473
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  12      April 2013          61            $462,060        100%         $462,060         $64,727            $64,727        $668,473
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  13      April 2014          62            $522,623        100%         $522,623         $67,936            $67,936        $668,473
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  14      April 2015          63            $587,887        100%         $587,887         $70,915            $70,915        $668,473
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  15      April 2016          64            $658,219        100%         $658,219         $73,679            $73,679        $668,473
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  16      April 2017          65         $668,473(4)        100%         $668,473         $73,900            $73,900        $668,473
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  17      April 2018          66            $621,018                     $621,018
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  18      April 2019          67            $592,257                     $592,257
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  19      April 2020          68            $561,263                     $561,263
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  20      April 2021          69            $527,863                     $527,863
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  21      April 2022          70            $491,871                     $491,871
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  22      April 2023          71            $453,084                     $453,084
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  23      April 2024          72            $411,286                     $411,286
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  24      April 2025          73            $366,243                     $366,243
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  25      April 2026          74            $317,703                     $317,703
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  26      April 2027          75            $265,395                     $265,395

                         EXECUTIVE'S       ACCRUAL                    VESTED
         PLAN YEAR       AGE AT PLAN       BALANCE @                  ACCRUAL
           ENDING          YEAR END        7.5% (1)                   BALANCE
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  27      April 2028          76            $209,026                   $209,026
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  28      April 2029          77            $148,281                   $148,281
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  29      April 2030          78             $82,821                    $82,821
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  30      April 2031          79             $12,278                    $12,278
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  31      April 2032          80                  $0                         $0
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1) The Accrual balance reflects payment at the beginning of each month during retirement.
(2)Benefit is based on present value of the current payment stream of the vested accrual balance using a standard discount rate (7.50%).
(3)Participant becomes 100 percent vested upon reaching age 55 on June 29, 2006.
(4)Reflects two (2) months data prior to projected retirement in June 2016.